EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of INDEPENDENT FILM DEVELOPMENT CORPORATION, (the “Company”) on Form 10-K for the period ending September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Ritchie, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Annual Report on Form 10-K for the period ending September 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

Dated: June 6, 2016	By:/s/ Jeff Ritchie Jeff Ritchie Chief Executive Officer and Interim Chief Financial Officer

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